Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:
Wayne D. Mackie	Jim Buckley
Executive Vice President, CFO	Executive Vice President
Charles River Associates	Sharon Merrill Associates, Inc.
617-425-3740	617-542-5300

CHARLES RIVER ASSOCIATES (CRA) ANNOUNCES FOURTH-QUARTER
AND FULL-YEAR FISCAL 2009 FINANCIAL RESULTS

Increase in Management Consulting and International Contribution
Drive Performance in Quarter

BOSTON, January 14, 2010 — Charles River Associates (NASDAQ: CRAI), a worldwide leader in providing management, economic, and financial consulting services, today announced financial results for its fiscal fourth quarter, the twelve weeks ended November 28, 2009.

Revenue for the fourth quarter of fiscal 2009 was $74.6 million, compared with $85.6 million for the thirteen weeks ended November 29, 2008.  GAAP net income for the fourth quarter of fiscal 2009 was $2.5 million, or $0.23 per diluted share, compared with GAAP net income of $1.9 million, or $0.18 per diluted share, in the fourth quarter of fiscal 2008.

Non-GAAP revenue for the fourth quarter of fiscal 2009 was $72.8 million compared with $84.8 million for the thirteen weeks ended November 29, 2008.  Non-GAAP net income for the fourth quarter of fiscal 2009 was $3.8 million, or $0.35 per diluted share, compared with non-GAAP net income of $6.0 million, or $0.56 per diluted share, in the fourth quarter of fiscal 2008.

A complete reconciliation of revenue, net income and net income per share on a GAAP and non-GAAP basis, for the fourth quarters and full years of fiscal 2009 and fiscal 2008 is provided at the end of this release.

Comments on the Fourth Quarter

“We concluded fiscal 2009 with a solid fourth-quarter performance,” said Paul Maleh, CRA’s President and Chief Executive Officer.  “We experienced an uptick within Management Consulting as a number of practice areas rebounded from the levels we experienced in the first half of fiscal 2009.  In particular, our Global Industrial Consulting practice produced a strong quarter, generating business across the Middle East, including the recognition of revenue that was previously deferred in that region earlier in the year.    Consequently, our international business grew considerably, accounting for 31% of our fourth-quarter revenues — well above our historical levels.”

“Our results also were supported by a strong contribution from Marakon Associates, which we acquired in the third quarter and whose integration continues to progress smoothly,” Maleh said.  “Marakon performed on plan and is proving to be a great source of collaboration among our combined personnel.”

“We continued to take steps in the fourth quarter to further improve our efficiency and streamline our cost structure,” said Maleh. “We decreased our SG&A expenses by reducing or moving several office locations in the U.S. and overseas.  Due to the actions we have taken in the past two years, we lowered our annual non-GAAP SG&A costs by nearly 22% or $19 million in fiscal 2009.”

Fiscal 2009 Results

Revenue for fiscal 2009, the fifty-two weeks ended November 28, 2009, was $301.6 million, compared with $376.8 million for the fifty-three weeks ended November 29, 2008. Net income for fiscal 2009 was $7.8 million, or $0.73 per diluted share, compared with $8.0 million, or $0.74 per diluted share, in fiscal 2008.

Non-GAAP revenue for fiscal 2009 was $292.8 million compared with $376.0 million for the fifty-three weeks ended November 29, 2008.  Non-GAAP net income for the full year fiscal 2009 was $12.6 million, or $1.17 per diluted share, compared with non-GAAP net income of $17.8 million, or $1.63 per diluted share, for fiscal 2008.

Comments on Fiscal 2009

“Fiscal 2009 was a challenging year, but ended with some positive momentum in certain areas of our portfolio,” Maleh said. “We took aggressive actions throughout the year, divesting some of our smaller, underperforming assets, reducing headcount, moving and reducing office space, completing a key acquisition, and beginning a new client facing strategy.  CRA has created a scalable infrastructure and we have emerged from fiscal 2009 as a leaner, more efficient, and more focused competitor.  With these efficiencies in our organization, we are poised to realize accelerated earnings growth as revenue growth returns.”

“With regards to Litigation, Regulatory, and Financial Consulting, we continue to see a reasonable level of activity,” said Maleh.  “However, that activity has not translated into increased revenue as many of these large cases have yet to move forward.  Our Management Consulting services are showing signs of recovering from the global economic downturn as client activity has increased and translated into revenue-generating engagements, particularly overseas.”

“Across our practice areas, CRA’s reputation in the marketplace remains unmatched, and we are a preferred provider for many of the services we offer,” said Maleh.  “From a financial perspective, we continue to generate a healthy operating cash flow and maintain a strong balance sheet with considerable cash resources to support our growth initiatives. While overall visibility remains limited, our near-term outlook is cautiously optimistic, and we remain positive about the long-term value of our brand and enterprise.”

Conference Call Information and Prepared CFO Remarks

CRA will host a conference call this morning at 9:00 a.m. ET to discuss its fourth-quarter and fiscal 2009 financial results.  To listen to a live webcast of the call, please visit the Company’s website at http://www.crai.com prior to the event’s broadcast.  To listen to the call via telephone, dial (201) 689-8881 or (877) 709-8155.  Interested parties unable to participate in the live call may access an archived version of the webcast on CRA’s website.

In combination with this press release, CRA is providing prepared remarks by its CFO Wayne Mackie under “Conference Call Materials” in the investor relations section on the Company’s website at http://www.crai.com. These remarks are offered to provide the investment community with additional background on CRA’s financial results prior to the start of the conference call.

About Charles River Associates (CRA)

Founded in 1965, Charles River Associates® is a leading global consulting firm that offers economic, financial, and business management expertise to major law firms, businesses, accounting firms, and governments. The Company’s consultants combine uncommon analytical rigor with practical experience and in-depth understanding of industries and markets. CRA is adept at handling critical, tough assignments with high-stakes outcomes. The Company’s analytical strength enables it to reach objective, factual conclusions that help clients make important business and policy decisions and resolve critical disputes. Headquartered in Boston, CRA has offices throughout North America, Europe, the Middle East, and Asia. Detailed information about Charles River Associates, a registered trade name of CRA International, Inc., is available at http://www.crai.com.

NON-GAAP FINANCIAL MEASURES

In addition to reporting its financial results in accordance with U.S. generally accepted accounting principles, or GAAP, the Company has also provided in this release non-GAAP revenue, non-GAAP net income, non-GAAP net income per share, and non-GAAP SG&A.  The Company believes the use of non-GAAP measures in addition to GAAP measures is an additional useful method of evaluating its results of operations.  The Company believes that presenting its financial results excluding these restructuring costs, foreign currency exchange gain/loss attributable to the liquidation of the Company’s Australia and New Zealand-based operations, gain from convertible bond repurchases, and NeuCo’s results is important to investors and management because it is more indicative of its ongoing operating results and financial condition.  These non-GAAP financial measures should be considered in conjunction with, but not as a substitute for, the financial information presented in accordance with GAAP, and the expected results calculated in accordance with GAAP and reconciliations to those expected results should be carefully evaluated.  The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies.  Specifically, for fiscal 2009, the Company has excluded certain restructuring costs, the foreign exchange effect attributable to the liquidation of the Company’s Australian-based operations, gain from convertible bond repurchases, and NeuCo’s results.  For fiscal 2008, the Company excluded certain restructuring costs, the foreign exchange effects attributable to the substantial liquidation of the Company’s New Zealand-based operations, gain from convertible bond repurchases, as well as NeuCo’s results.

Statements in this press release concerning the future business, operating results, estimated cost savings, and financial condition of the Company and statements using the terms “anticipates,” “believes,” “expects,” “should,” or similar expressions, are “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are based upon management’s current expectations and are subject to a number of factors and uncertainties.  Information contained in these forward-looking statements is inherently uncertain and actual performance and results may differ materially due to many important factors.  Such factors that could cause actual results to differ materially from any forward-looking statements made by the Company include, among others, the Company’s restructuring costs and attributable annual cost savings, changes in the Company’s effective tax rate, share dilution from the Company’s convertible debt offering and stock-based compensation, dependence on key personnel, attracting and retaining qualified consultants, dependence on outside experts, utilization rates, factors related to its acquisitions, including integration of personnel, clients, offices, and unanticipated expenses and liabilities, the risk of impairment write downs to the Company’s intangible assets, including goodwill, if the Company’s enterprise value declines below certain levels, risks associated with acquisitions it may make in the future, risks inherent in international operations, the performance of NeuCo, changes in accounting standards, rules and regulations, changes in the law that affect its practice areas, management of new offices, the potential loss of clients, the ability of customers to terminate the Company’s engagements on short notice, dependence on the growth of the Company’s business consulting practice, the unpredictable nature of litigation-related projects, the ability of the Company to integrate successfully new consultants into its practice, general economic conditions, intense competition, risks inherent in litigation, and professional liability.  Further information on these and other potential factors that could affect the Company’s financial results is included in the Company’s filings with the Securities and Exchange Commission.  The Company cannot guarantee any future results, levels of activity, performance or achievement.  The Company undertakes no obligation to update any of its forward-looking statements after the date of this press release.

CRA INTERNATIONAL, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

(In thousands, except per share data)

	Twelve Weeks Ended November 28, 2009					Thirteen Weeks Ended November 29, 2008
		Adjustments to	Adjustments to	Adjustments to			Adjustments to		Adjustments to	Adjustments to
	GAAP	GAAP Results	GAAP Results	GAAP Results	Non-GAAP	GAAP	GAAP Results		GAAP Results	GAAP Results	Non-GAAP
	Results	(Restructuring) (1)	(Bond Buyback) (2)	(NeuCo) (3)	Results	Results	(Restructuring) (4)		(Bond Buyback) (6)	(NeuCo) (3)	Results

Revenues	$74,582	$—	$—	$1,785	$72,797	$85,623	$—		$—	$790	$84,833
Costs of services	49,966	24	—	493	49,449	56,015	2,309	(4)	—	204	53,502
Gross profit (loss)	24,616	(24)	—	1,292	23,348	29,608	(2,309)		—	586	31,331

Selling, general and administrative expenses	18,616	1,785	—	1,484	15,347	22,251	1,619	(4)	—	957	19,675
Depreciation and amortization	2,402	788	—	98	1,516	3,112	992	(4)	—	294	1,826
Income (loss) from operations	3,598	(2,597)	—	(290)	6,485	4,245	(4,920)		—	(665)	9,830

Interest and other income (expense), net	10	—	282	(37)	(235)	1,020	(207	)(5)	1,023	(208)	412
Income (loss) before benefit (provision) for income taxes, minority interest, and equity method investment gain (loss)	3,608	(2,597)	282	(327)	6,250	5,265	(5,127)		1,023	(873)	10,242
Benefit (provision) for income taxes	(1,111)	1,239	(116)	251	(2,485)	(3,109)	762	(4)	(423)	802	(4,250)
Income (loss) before minority interest and equity method investment gain (loss)	2,497	(1,358)	166	(76)	3,765	2,156	(4,365)		600	(71)	5,992
Minority interest	11	—	—	11	—	36	—		—	36	—
Equity method investment gain (loss), net of tax	—	—	—	—	—	(275)	—		—	(275)	—
Net income (loss)	$2,508	$(1,358)	$166	$(65)	$3,765	$1,917	$(4,365)		$600	$(310)	$5,992

Net income per share:
Basic	$0.24				$0.35	$0.18					$0.57
Diluted	$0.23				$0.35	$0.18					$0.56

Weighted average number of shares outstanding:
Basic	10,637				10,637	10,551					10,551
Diluted	10,768				10,768	10,681					10,681

(1) During the twelve weeks ended November 28, 2009, the Company incurred pre-tax expenses of $2.6 million and related income tax effect of $1.2 million associated with employee workforce reductions and office space reductions and moves.

(2) During the twelve weeks ended November 28, 2009, the Company repurchased $10.3 million of its convertible bonds at a discount, resulting in a $0.3 million gain on a pre-tax basis.

(3) These adjustments include all activity related to NeuCo in the Company’s GAAP results.

(4) During the thirteen weeks ended November 29, 2008, the Company incurred pre-tax expenses of $4.9 million associated with a series of initiatives designed to reduce the Company’s operating expenses and improve its utilization rate.  The initiatives include shutting down the Company’s Australian- based operations, divesting the Capital Projects practice, office space reductions, and employee workforce reductions.  The following is a breakdown of the $4.9 million (in thousands):

	Cost of services	Selling, general and administrative expenses	Depreciation and Amortization	Total
Employee Separation and Other Compensation	$1,899	$445	$—	$2,344
Office Space Reductions	—	388	992	1,380
Australia and Capital Projects Practice Divestiture	410	786	—	1,196
Total	$2,309	$1,619	$992	$4,920

(5) During the thirteen weeks ended November 29, 2008, the Company recognized $0.2 million in foreign currency exchange loss related to the liquidation of the Company’s New Zealand-based operations.

(6) During the thirteen weeks ended November 29, 2008, the Company repurchased $10.2 million of its convertible bonds at a discount, resulting in a $1.0 million gain on a pre-tax basis.

1

CRA INTERNATIONAL, INC.

UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

(In thousands, except per share data)

	Fifty-two Weeks Ended November 28, 2009						Fifty-three Weeks Ended November 29, 2008
		Adjustments to		Adjustments to	Adjustments to					Adjustments to	Adjustments to
	GAAP	GAAP Results		GAAP Results	GAAP Results	Non-GAAP	GAAP	Adjustments to		GAAP Results	GAAP Results	Non-GAAP
	Results	(Restructuring)		(Bond Buyback) (3)	(NeuCo) (4)	Results	Results	GAAP Results		(Bond Buyback) (7)	(NeuCo) (4)	Results

Revenues	$301,639	$—		$—	$8,861	$292,778	$376,751	$—		$—	$790	$375,961
Costs of services	199,861	1,968	(1)	—	3,980	193,913	251,263	5,219	(5)	—	204	245,840
Gross profit (loss)	101,778	(1,968)		—	4,881	98,865	125,488	(5,219)		—	586	130,121

Selling, general and administrative expenses	76,124	3,069	(1)	—	5,382	67,673	92,797	5,373	(5)	—	957	86,467
Depreciation and amortization	8,521	788	(1)	—	567	7,166	12,699	3,688	(5)	—	294	8,717
Income (loss) from operations	17,133	(5,825)		—	(1,068)	24,026	19,992	(14,280)		—	(665)	34,937

Interest and other income (expense), net	(1,843)	(390	)(2)	580	(153)	(1,880)	2,121	465	(6)	1,023	(208)	841
Income (loss) before benefit (provision) for income taxes, minority interest, and equity method investment gain (loss)	15,290	(6,215)		580	(1,221)	22,146	22,113	(13,815)		1,023	(873)	35,778
Benefit (provision) for income taxes	(8,090)	1,967	(1)	(238)	(243)	(9,576)	(13,761)	3,831	(5)	(423)	802	(17,971)
Income (loss) before minority interest and equity method investment gain (loss)	7,200	(4,248)		342	(1,464)	12,570	8,352	(9,984)		600	(71)	17,807
Minority interest	617	—		—	617	—	36	—		—	36	—
Equity method investment gain (loss), net of tax	—	—		—	—	—	(363)	—		—	(363)	—
Net income (loss)	$7,817	$(4,248)		$342	$(847)	$12,570	$8,025	$(9,984)		$600	$(398)	$17,807

Net income per share:
Basic	$0.74					$1.18	$0.76					$1.68
Diluted	$0.73					$1.17	$0.74					$1.63

Weighted average number of shares outstanding:
Basic	10,608					10,608	10,610					10,610
Diluted	10,718					10,718	10,904					10,904

(1) During the fifty-two weeks ended November 28, 2009, the Company incurred pre-tax expenses of $5.8 million and related income tax effect of $2.0 million associated principally with employee workforce reductions and office space reductions and moves designed to reduce the Company’s operating expenses and improve its utilization rate.

(2) During the fifty-two weeks ended November 28, 2009, the Company recognized $0.4 million in foreign currency exchange loss related to the liquidation of the Company’s Australian-based operations.

(3) During the fifty-two weeks ended November 28, 2009, the Company repurchased $17.3 million of its convertible bonds at a discount, resulting in a $0.6 million gain on a pre-tax basis.

(4) These adjustments include all activity related to NeuCo in the Company’s GAAP results.

(5) During the fifty-three weeks ended November 29, 2008, the Company incurred pre-tax expenses of $14.3 million associated with a series of initiatives designed to reduce the Company’s operating expenses and improve its utilization rate.  The initiatives included divesting or shutting down the majority of the Company’s Australian and New Zealand-based operations, divesting the Capital Projects practice, office space reductions, and employee workforce reductions.  The following is a breakdown of the $14.3 million (in thousands):

	Cost of services	Selling, general and administrative expenses	Depreciation and amortization	Total
Employee Separation and Other Compensation	$4,320	$801	$—	$5,121
Office Space Reductions	—	3,109	2,842	5,951
Australia/New Zealand and Capital Projects Practice Divestitures	899	1,463	846	3,208
Total	$5,219	$5,373	$3,688	$14,280

(6) During the fifty-three weeks ended November 29, 2008, the Company recognized $0.5 million in foreign currency exchange gain related to the substantial liquidation of the Company’s New Zealand-based operations.

(7) During the fifty-three weeks ended November 29, 2008, the Company repurchased $10.2 million of its convertible bonds at a discount, resulting in a $1.0 million gain on a pre-tax basis.

2

CRA INTERNATIONAL, INC.

UNAUDITED CONSOLIDATED BALANCE SHEETS

(In thousands)

	November 28,	November 29,
	2009	2008

Assets
Cash and cash equivalents and short-term investments	$106,484	$119,313
Accounts receivable and unbilled, net	88,222	101,247
Other current assets	35,076	32,555
Total current assets	229,782	253,115

Property and equipment, net	19,050	23,715
Goodwill and intangible assets, net	148,126	145,144
Other assets	25,172	22,691
Total assets	$422,130	$444,665

Liabilities and shareholders’ equity
Current liabilities	$79,092	$110,018
Long-term liabilities	90,141	100,245
Total liabilities	169,233	210,263

Total shareholders’ equity	252,897	234,402
Total liabilities and shareholders’ equity	$422,130	$444,665

5